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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549








                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




 Date of Report (Date of earliest event reported) July 25, 2002 (July 24, 2002)
                                                  -------------




                         REGENERON PHARMACEUTICALS, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


  NEW YORK                        0-19034                      No.13-3444607
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(State or other jurisdiction    (Commission                  (IRS Employer
       of incorporation)        File Number)                 Identification No.)



777 OLD SAW MILL RIVER ROAD, TARRYTOWN, NY                           10591-6707
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(Address of principal executive offices)                             (Zip Code)



        Registrant's telephone number, including area code (914) 347-7000
                                                           ---------------



                                 NOT APPLICABLE
                                 ---------------
          (Former name or former address, if changed since last report)





                                   Page 1 of 9

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INFORMATION TO BE INCLUDED IN REPORT
------------------------------------


Item 5.  OTHER EVENTS.
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                  On July 24, 2002 and July 25, 2002, the Company issued press releases, copies of which are included as exhibits to this filing.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

                  (c)      Exhibits

                           99(a) Press Release dated July 24, 2002.
                           99(b) Press Release dated July 25, 2002.




























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                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           REGENERON PHARMACEUTICALS, INC.
                                           -------------------------------



                                           By: /s/ Stuart Kolinski

                                           Stuart Kolinski
                                           Vice President & General Counsel



Date:    July 25, 2002
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